EXHIBIT 4 (A) (B)
CROSS-REFERENCE TABLE

CHOCK FULL O'NUTS CORPORATION


Trust Indenture
Act Section                                     Indenture Section

 310 (a) (1)                                    7.10
     (a) (2)                                    7.10
     (a) (3)                                    Not Applicable
     (a) (4)                                    Not Applicable
     (b)                                        7.08; 7.10; 12.02
     (c)                                        Not Applicable
 311 (a)                                        7.11
     (b)                                        7.11
     (c)                                        Not Applicable
 312 (a)                                        2.05
     (b)                                        12.03
     (c)                                        12.03
 313 (a)                                        7.06
     (b) (1)                                    Not Applicable
     (b) (1)                                    7.06
     (c)                                        7.06; 12.02
     (d)                                        7.06
 314 (a)                                        4.02; 12.02
     (b)                                        Not Applicable
     (c) (1)                                    12.04
     (c) (2)                                    12.04
     (c) (3)                                    Not Applicable
     (d)                                        Not Applicable
     (e)                                        12.05
     (f)                                        Not Applicable
 315 (a)                                        7.01 (b)
     (b)                                        7.05; 12.02
     (c)                                        7.01 (a)
     (d)                                        7.01 ( c)
     (e)                                        6.11
 316 (a) (last sentence)                        12.06
     (a) (1) (A)                                6.05
     (a) (1) (B)                                6.04
     (a) (2)                                    Not Applicable
     (b)                                        6.07
 317 (a) (1)                                    6.08
     (a) (2)                                    6.09
     (b)                                        2.04
 318 (a)                                        12.01





Note:   This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

CHOCK FULL O'NUTS CORPORATION


$50,000,000*


8% Convertible Subordinated Debentures due

September 15, 2006







INDENTURE


Dated as of September 15, 1986







MANUFACTURERS HANOVER TRUST COMPANY










* Subject to a 30-day option to purchase up to an additional $7,500,000 principal amount of Convertible Subordinated Debentures granted to the underwriters by the Company.






TABLE OF CONTENTS




									Page




ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.   Definitions                                             1
SECTION 1.02.   Other Definitions                                       4
SECTION 1.03.   Incorporation by Reference of Trust Indenture Act       4
SECTION 1.04.   Rules  of Construction                                  4


ARTICLE 2

SECTION 2.01.   Dating; Incorporation of Form in Indenture              5
SECTION 2.02.   Execution and Authentication                            5
SECTION 2.03.   Registrar and Agents                                    5
SECTION 2.04.   Paying Agent to Hold Money in Trust                     6
SECTION 2.05.   Securityholder Lists                                    6
SECTION 2.06.   Transfer and Exchange                                   6
SECTION 2.07.   Replacement Securities                                  7
SECTION 2.08.   Outstanding Securities                                  7
SECTION 2.09.   Temporary Securities                                    7
SECTION 2.10.   Cancellation                                            7
SECTION 2.11.   Defaulted Interest                                      7
SECTION 2.12.   Persons Deemed Owners                                   8

ARTICLE 3

REDEMPTION

SECTION 3.01.   Notices to Trustee                                      8
SECTION 3.02.   Selection of Securities to be Redeemed                  8
SECTION 3.03.   Notice of Redemption                                    8
SECTION 3.04.   Effect  of Notice of Redemption                         9
SECTION 3.05.   Deposit of Redemption Price                             9
SECTION 3.06.   Securities Redeemed in Part                             9
SECTION 3.07.   Mandatory Redemption Provisions                         9










- - -i-
									Page
ARTICLE 4

COVENANTS

SECTION  4.01.  Payment of Securities                                   10
SECTION  4.02.  SEC Reports                                             10
SECTION  4.03.  Waiver of Stay, Extension or Usury Laws                 10
SECTION  4.04.  Limitation on Dividends and Other Distributions         10
SECTION  4.05   Liquidation                                             12
SECTION  4.06.  Notice of Defaults                                      13
SECTION  4.07.  Compliance Certificates                                 13
SECTION  4.08.  Maintenance of Consolidated Net Worth                   13


ARTICLE 5

SUCCESSOR CORPORATION

SECTION 5.01.   When Company May Merge, etc.                            15
SECTION 5.02.   Successor Corporation Substituted                       15


ARTICLE 6

DEFAULTS AND REMEDIES

SECTION 6.01.   Events of Default                                       15
SECTION 6.02.   Acceleration                                            16
SECTION 6.03.   Other Remedies                                          17
SECTION 6.04.   Waiver of Defaults and Events of Default                17
SECTION 6.05.   Control by Majority                                     17
SECTION 6.06.   Limitation on Suits                                     17
SECTION 6.07.   Rights of Holders to Receive Payment                    18
SECTION 6.08.   Collection Suit by Trustee                              18
SECTION 6.10.   Priorities                                              19
SECTION 6.11.   Undertaking for Costs                                   19

ARTICLE 7

TRUSTEE

SECTION  7.01.  Duties of Trustee                                       19
SECTION  7.02.  Rights of Trustee                                       20
SECTION  7.03.  Individual Rights of Trustee                            21
SECTION  7.04.  Trustee's Disclaimer                                    21
SECTION  7.05.  Notice of Defaults                                      21
SECTION  7.06.  Reports by Trustee to Holders                           21
SECTION  7.07.  Compensation and Indemnity                              21
SECTION  7.08.  Replacement of Trustee                                  22
SECTION  7.09.  Successor Trustee by Merger, etc.                       22
SECTION  7.10.  Eligibility; Disqualification                           22
SECTION  7.11.  Preferential Collection of Claims Against Company       23



- - -ii-
									Page
ARTICLE 8

SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01.   Satisfaction, Discharge and Defeasance of the Securities23
SECTION 8.02    Satisfaction and Discharge of Indenture                 23
SECTION 8.03.   Survival of Certain Obligations                         24
SECTION 8.04.   Application of Trust Money                              24
SECTION 8.05    Paying Agent to Repay Monies Held                       24
SECTION 8.06.   Return of Unclaimed Monies                              25
SECTION 8.07.   Reinstatement                                           25


ARTICLE 9

AMENDMENTS AND WAIVERS

SECTION 9.01.   Without Consent of Holders                              25
SECTION 9.02.   With Consent of Holders                                 26
SECTION 9.03.    Compliance with Trust Indenture Act                    26
SECTION 9.04.   Revocation and Effect of Consents                       26
SECTION 9.05    Notation on or Exchange of Securities                   27
SECTION 9.06.   Trustee to Sign Amendments, etc.                        27


ARTICLE 10

SUBORDINATION

SECTION 10.01.  Securities Subordinated to Senior Indebtedness          27
SECTION 10.02.  Company Not to Make Payments with Respect to
		Securities in Certain Circumstances                     27
SECTION 10.03.  Securities Subordinated to Prior Payment of All
		Senior Indebtedness on Dissolution, Liquidation or
		Reorganization of Company                               28
SECTION 10.04.  Securityholders to be Subrogated to Rights of Holders
		or Senior  Indebtedness                                 30
SECTION 10.05.  Obligation of the Company Unconditional                 30
SECTION 10.06.  Trustee Entitled to Assume Payments Not Prohibited
		in Absence of Notice                                    31
SECTION 10.07.  Application by Trustee of Monies Deposited with it      31
SECTION 10.08.  Continuing Offer of Subordination                       31
SECTION 10.09.  Subordination Rights Not Impaired by Acts or Omissions
		of Company or Holders of Senior Indebtedness            32
SECTION 10.10.  Securityholders Authorize Trustee to Effectuate
		Subordination of  Securities                            32
SECTION 10.11.  Right of Trustee to Hold Senior Indebtedness; Trustee
		Owes No Fiduciary Duty to Holders of Senior
		Indebtedness                                            33
SECTION 10.12.  Article 10 Not to Prevent Events of Default             33
SECTION 10.13.  Officers' Certificate                                   33
SECTION 10.14.  Paying Agents Other than the Trustee                    33



- - -iii-
									Page

ARTICLE 11


CONVERSION OF DEBENTURES

SECTION 11.01.  Right of Conversion; Conversion Price                   33
SECTION 11.02.  Issuance of Common Stock on Conversion                  34
SECTION 11.03.  No Adjustment for Interest or Dividends                 34
SECTION 11.04.  Adjustment of Conversion Price                          35
SECTION 11.05.  No Fractional Shares                                    38
SECTION 11.06.  Effect of Reclassification, Consolidation, Merger,
		Sale, Lease or Conveyance                               39
SECTION 11.07.  Covenant to Reserve Shares                              40
SECTION 11.08.  Compliance with Legal and Governmental Requirements     40
SECTION 11.09.  Payment of Taxes                                        41
SECTION 11.10.  Notice of Certain Events                                41
SECTION 11.11.  Responsibility of Trustee and Conversion Agent          41




ARTICLE 12

MISCELLANEOUS

SECTION 12.01.  Trust Indenture Act Controls                            42
SECTION 12.02.  Notices                                                 42
SECTION 12.03.  Communications by Holders with other Holders            43
SECTION 12.04.  Certificate and Opinion as to Conditions Precedent      43
SECTION 12.05.  Statements Required in Certificate and Opinion          43
SECTION 12.06.  When Treasury Securities Disregarded                    43
SECTION 12.07.  Rules by Trustee and Agents                             44
SECTION 12.08.  Legal Holidays                                          44
SECTION 12.09.  Governing Law                                           44
SECTION 12.10.  No Adverse Interpretation of Other Agreements           44
SECTION 12.11.  No Recourse Against Others                              44
SECTION 12.12.  Successors                                              44
SECTION 12.13.  Multiple Counterparts                                   44
SECTION 12.14.  Table of Contents, Headings, etc.                       44
SECTION 12.15.  Severability                                            44


Signature                                                               45


Exhibit A - Form of Security








- - -iv-
	INDENTURE dated as of September 15, 1986 between CHOCK FULL O'NUTS CORPORATION,a New York corporation ("Company") and MANUFACTURERS HANOVER TRUST COMPANY, a New York corporation ("Trustee").


	Each party agrees as follows for the benefits of the other party and for the equal and ratable benefit of the Holders of the Company's 8% Convertible Subordinated Debentures due September 15, 2006 ("Securities"):


ARTICLE 1

DEFINITIONS AND INCORPORATION


SECTION 1.01   Definitions


	"Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

	"Agent" means any Registrar, Paying Agent, Conversion Agent, co-registrar or agent for service of notices and demands, See Section 2.03.

	"Board of Directors" means the Board of Directors of the Company or any committee of the Board.

	"Business Day" means a day that is not a Legal Holiday.

	"Capital Stock" means any and all shares or other equivalents (however designated) of corporate stock except Redeemable Preferred Stock.

	"Company" means the party named as such in this Indenture until a successor replaces it pursuant to the Indenture and thereafter means the successor.

	"Consolidated Net Income" means, for any period, the aggregate of the Net Income of the Company and its subsidiaries for such period determined in accordance with generally accepted accounting principles consistently applied, provided that (i) the Net Income of any person which is not a Subsidiary and which is consolidated with the Company or is accounted for by the Company by the equity method of accounting shall be included only to the extent of the amount of cash dividends or cash distributions paid to the Company or a Subsidiary, (ii) the Net Income of any person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iii) the Net Income of any Subsidiary that is subject to restrictions, direct or indirect, on the payment of dividends or the making of distributions to the Company shall be excluded to the extent of such restrictions.

	"Consolidated Net Worth", as applied to any Person, means the consolidated Stockholders' Equity (exclusive any Redeemable Preferred Stock) of such Person and its consolidated subsidiaries.

	"Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 600 Fifth Avenue, New York, New York 10020.

	"Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.
1

	"Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

	"Indenture" means this Indenture as amended or supplemented from time to time.

	"Net Income" of any person means the net income (loss) of such person, determined in accordance with generally accepted accounting principles consistently applied; excluding, however, from the determination of Net Income any gain (but not loss) realized upon the sale or other disposition (including, without limitation, dispositions pursuant to Sale and Leaseback transactions) of any real property or equipment of such person, which is not sold or otherwise disposed of in the ordinary course of business, or of any Capital Stock of the company or a Subsidiary owned by such person except to the extent that any such gain over the net book value of any such assets is represented by cash or fair value of other consideration as such value is determined in good faith by the Board of Directors of the Company.

	"Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary or the Controller of the Company.

	"Officers' Certificate" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 12.04 and 12.05.

	"Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee or the counsel to the Company or the Trustee. See Sections 12.04 and 12.05.

	"Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.


	"Principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

	"Redeemable Preferred Stock" mean (I) preferred stock of the Company which is subject to mandatory redemption or which is redeemable at the option of the holder thereof or (ii) corporate stock which may be exchanged or converted, directly or indirectly, into any security other than (A) Common Stock or (B) non-Redeemable Preferred Stock until extinguishment of the exchange rights, either by the terms of such Stock or pursuant to an irrevocable election the Company.

	"Redemption Date" when used with respect to any Security to be redeemed means the date fixed for such redemption pursuant to this Indenture.

	"Redemption Price", when used with respect to any Securities to be redeemed, means the price fixed for such redemption pursuant to this Indenture as set forth in the form of Security annexed hereto as Exhibit A.

	"Sale and Lease-Back Transaction" means any arrangement with any person (other than the Company or a Subsidiary), or to which any such person is a party, providing for the leasing to the Company or a Subsidiary of any property owned by the Company or a Subsidiary and sold or transferred by the Company or such Subsidiary to such person or to any other person (other than the Company or Subsidiary).

	"SEC" means the Securities and Exchange Commission.

	"Securities" means the securities that are issued under this Indenture as amended or supplemented from time to time, pursuant to this Indenture.

2
	"Senior Indebtedness" means the principal, premium, if any, and interest on Indebtedness of the Company (including, without limitation, that certain Guaranty Agreement between the Company and the First Missouri Bank and Trust Company dated as of December 1, 1984, that certain Loan Agreement between the Company as successor to Chock Full O'Nuts Coffee Corporation ("Coffee") and the Industrial Development Authority of the City of St. Louis, Missouri ("Authority") dated as of December 1, 1984, and that certain Promissory Note in the original principal amount of $2,000,000 made on December 28, 1984 payable to the Authority to which the Company is the obligor as the successor to Coffee) outstanding at any time other than the Securities, Indebtedness of the Company to a Subsidiary for money borrowed or advanced from any Subsidiary and Indebtedness which by its terms expressly provides that it is not superior in right of payment to the Securities.


"Indebtedness" with respect any person means:

(1) any debt (I) for borrowed money, or (ii) evidenced by a bond, note, debenture, or similar instrument (including purchase money obligations) given in connection with or assumed as all or a part of the consideration for the acquisition of property or assets, whether by purchase, merger, consolidation or otherwise, but shall not include any trade accounts payable, or (iii) which is a direct or indirect obligation which arises as a result of banker's acceptances or drawings under bank letters of credit issued to secure obligations of such person, whether contingent or otherwise;

(2) any debt of others described in the preceding clause (1) which such person has guaranteed or for which it is otherwise liable;

(3) any obligation secured by a lien to which the property or assets of such person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such person's legal liability;

(4) the obligation of such person as lessee under any lease of property which is reflected on such person's balance sheet as a capitalized lease; and

(5) any deferral, amendment, renewal, extension, supplement or refunding of any liability of the kind described in any of the preceding clauses (1), (2), (3) and (4), and

	"Stockholders' Equity" as applied to any Person means such Person's stockholders' equity as determined according to generally accepted accounting principles, but shall not include any amounts attributable to securities which do not constitute Capital Stock.

	"Subsidiary" means a corporation the majority of whose voting stock is owned by the Company or a Subsidiary. Voting stock is Capital Stock having voting power under ordinary circumstances to elect directors.

	"TIA" means the Trust Indenture Act of 1939 (15 U.S. Code
77aaa-77bbbb) as in effect ion the date of this Indenture.

	"Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture an thereafter means the successor.

	"Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

	"United States" means the United States of America.



3
SECTION 1.02  Other Definitions.


	Term                                            Defined in Section

"Bankruptcy Law"                                        6.01
"Conversion Agent"                                      2.03
"Current Market Price"                                  11.04 (g)
"Custodian"                                             6.01
"Event of Default"                                      6.01
"Legal Holiday"                                         12.08
"Paying Agent"                                          2.03
"Registrar"                                             2.03
"US Government Obligations"                             8.01


SECTION 1.03  Incorporation Reference of Trust Indenture Act.


	Whenever this Indenture refers to a provision of the TIA, the provision incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:


	"Commission" means to SEC.

	"indenture securities" means the Securities.

	"indenture security holder" means Securityholder.

	"indenture trustee" or "institutional trustee" means the Trustee.

	"obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

	All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them.


SECTION 1.04  Rules of Construction.

Unless the context otherwise requires:

(1)     a term has the meaning assigned to it;

(2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date hereof;

(3)     "or" is not exclusive; and

(4) words in the singular include the plural, and in the plural include the singular.




4
ARTICLE 2

THE SECURITIES


SECTION 2.01  Dating; Incorporated of Form in Indenture.


	The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A which is incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

SECTION 2.02  Execution and Authentication.

	Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may by in facsimile form.

	If an Officer whose signature is on a Security no longer holds that office at the tine the Trustee authenticates the Security, the Security shall be nevertheless valid.

	A Security shall not be valid until the Trustee manually signs the
certificate of authentication on the Security on the Security.   Such
signature shall be conclusive evidence that the Security has been authenticated under this Indenture.


	The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $57,500,000 upon the execution of the Indenture and a written order or orders of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in Section 2.07.

	The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

	The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03  Registrar and Agents.

	The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent"), an office or agency where Securities may be presented for conversion ("Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their
transfer and exchange.   The Company may have one or  more co-registrars,
one of more additional paying agents and one or more additional conversion agents. The Company or any Subsidiary may act as Paying Agent and/or Conversion Agent. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent.


5
	The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice the Trustee shall act as such.

	The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands.


SECTION 2.04  Paying Agent to Hold Money in Trust.

	On or prior to each due date of the principal of and interest on any Securities, the Company shall deposit with each Paying Agent a sum sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent to agree in writing that it will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of, premium if any, or interest on the Securities and to notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the company or a Subsidiary acts as Paying Agent, it shall on or before each due date of the principal of, premium, if any, or interest on any Securities segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company) shall have no further liability for the money.

SECTION 2.05  Securityholder Lists.

	The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each semiannual interest payment date and at such times as the Trustee may request in writing a list in such form an as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 2.06  Transfer and Exchange.

	When a Security is presented to the Registrar or a co-registrar with a request to register the transfer, the Registrar or co-registrar shall register the transfer as requested and when Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall make the exchange as requested provided that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed, or by accompanied by a written instrument of transfer inform satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. To permit transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-registrar's request.
The Company may charge a reasonable fee for any transfer or exchange and may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but this provision shall not apply to any exchange pursuant to Section 2.09, 3.06, 9.05, or 11.02.








6
SECTION 2.07  Replacement  Securities.

	If a mutilated Security is surrendered to the Trustee or if the Holder of a Security presents evidence to the satisfaction of the Company and the Trustee that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of the Trustee and the Company are met. An indemnity bond may be required that is sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expense in replacing a Security.

SECTION 2.08  Outstanding Securities.

	Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it and those described in this
Section 2.08 as not outstanding.

	If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

	If the Paying Agent (other than the Company or a Subsidiary) holds on a Redemption Date or maturity date money deposited with it by or on behalf of the Company sufficient to pay the principal of the accrued interest on Securities payable on that date, then on and after that date such securities cease to be outstanding and interest on them ceases to accrue.

	Subject to Section 12.06, a Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

SECTION 2.09  Temporary Securities.

	Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

SECTION 2.10  Cancellation.

	The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel all securities surrendered for transfer, exchange, payment or cancellation and destroy canceled Securities and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver canceled Securities to the Company. Subject to Section 2.07, the Company may not issue Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation.

SECTION 2.11  Defaulted Interest.

	If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest to the Persons who are Security Holders on a subsequent special record date. The Company shall fix the special record date and payment date in a manner satisfactory to the Trustee. At least 15 days before the special record date, the Company shall mail to each Securityholder a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any other lawful manner.




7
SECTION 2.12   Persons Deemed Owners.

	Prior to presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

ARTICLE 3

REDEMPTION

SECTION 3.01  Notices to Trustee.

	If the Company wants to redeem the Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee of the Redemption Date and the principal amount of Securities to be redeemed.

	If the Company wants to reduce the principal amount of Securities to be acquired pursuant to Paragraph 6 of the Securities, it shall notify the Trustee of the amount of the reduction and the basis for it. If the Company wants to credit against any such redemption Securities it has not previously delivered to the Trustee for cancellation, it shall deliver the Securities with such notice.

	The Company shall give each notice provided for in this Section 3.01 at least 60 days before the Redemption Date or such other period as the Company and the Trustee may agree.

SECTION 3.02  Selection of  Securities to be Redeemed.

	If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate. The Trustee shall make the selection from Securities outstanding and not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03  Notice of Redemption.

	At least 15 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

	The notice shall identify the Securities to be redeemed and shall state:

	(1)     The Redemption Date;

	(2)     the Redemption Price;

	(3)     the then current conversion price;

	(4)     the name and address of the Paying Agent and the Conversion
Agent;

	(5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

	(6) that interest on Securities called redemption ceases to accrue on and after the Redemption Date;


8
	(7) Whether the redemption is pursuant to the optional or mandatory redemption provisions of the Securities;

	(8)     that the right to convert the Securities as provided in
Article 11 expires at the close of business on the Business Day prior to the Redemption Date; and

	(9) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

	At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

SECTION 3.04  Effect of Notice of Redemption.

	Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price, plus accrued interest to the Redemption Date.

SECTION 3.05  Deposit of Redemption Price.

	On or prior to the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust or cause such Subsidiary to segregate ad hold in trust) money sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date.

SECTION 3.06  Securities Redeemed in Part.

	Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.07  Mandatory Redemption Provisions.

	The Company shall redeem 7.5% of the principal amount of the Securities originally issued, on the dates, upon the terms and subject to the conditions set forth in Paragraph 6 of the Securities. Any such redemption shall be made pursuant to the provisions of the Article.



















9
ARTICLE 4

COVENANTS

SECTION 4.01  Payment of the Securities.

	The Company shall pay the principal of, premium, if any, and interest on the Securities on the dates and in the manner provide in the Securities and this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or a Subsidiary) holds on that date money designated for and sufficient to pay the installment. The Company shall pay interest on overdue principal at the rate borne by the Securities; it shall pay interest on, including post-petition interest in the event of a proceeding under the Bankruptcy Laws, overdue installments of interest at the same rate to the extent lawful.

SECTION 4.02  SEC Reports.


	The Company shall file with the Trustee, within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Company shall also comply with the other provision of TIA 314(a).

	So long as the Securities remain outstanding, the Company shall cause its annual reports to shareholders (containing audited financial statements) and any other financial reports furnished by it to shareholders to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

SECTION 4.03  Waiver of  Stay, Extension or Usuary Laws,

	The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) that Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.04  Limitation on Dividends and Other Distributions.


	The Company will not declare or pay any dividend or make any distribution on its Redeemable Preferred Stock held by Subsidiaries or on its Capital Stock or to holders of its Capital Stock (other than dividends or distributions payable in Capital Stock of the Company), or purchase, redeem or otherwise acquire or retire for value any of its Capital Stock or Redeemable Preferred Stock held by Subsidiaries or any warrants, right or options to purchase or acquire any shares of its Capital Stock or Redeemable Preferred Stock held by Subsidiaries or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any such Capital Stock or Redeemable Preferred Stock so held or any warrants, rights or options to purchase or acquire any shares of its Capital Stock or Redeemable Preferred Stock so held:





10
(1) if at the time of such action an Event of Default has occurred and it continuing or would exist immediately after giving effect to such action; or

(2) if, upon giving effect to such dividend, distribution, purchase, redemption, other acquisition or retirement, the aggregate amount expended for all such purposes (the amount expended for such distribution, if other than in cash, to be determined by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors filed with the Trustee) subsequent to July 31, 1986, exceeds the sum of:

(A) 50% of aggregate Consolidated Net Income accrued on a cumulative basis subsequent to July 31, 1986 (or, in case such aggregate Consolidated Net Income shall be a deficit, minus 100% of such deficit);

(B) the aggregate of the net proceeds received by the Company from the issue or sale of its Capital Stock subsequent to July 31, 1986, (other than to a Subsidiary) including, without limitation, any such issue or sale in connection with the conversion of any Indebtedness (including the Securities) or of any Redeemable Preferred Stock of the Company, said net proceeds being deemed for the purpose of this Section 4.04 to equal the aggregate of (a) the cash, if any, received by the Company from such issue or sale, plus (b) the fair value of the consideration other than cash (as determined by the Board of Directors, whose determination shall be conclusive and evidence by the resolution of the Board of Directors filed with the Trustee) received by the Company from such issue or sale, and

(C)     $5,000,000

provided, however, that the provisions of the Section 4.04 shall not prevent
(I) the payment of any dividend within 60 days after the date of declaration thereof, it at said date of declaration such payment complied with the provisions hereof; or (ii) the retirement of any shares of the Company's Capital Stock by exchange for, or upon conversion of, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of shares of its Capital Stock, and neither such retirement nor the proceeds of any such sale or exchange shall be included in any computation made under this
Section 4.04.

	For purposes of this Section 4.04, a distribution to holders of the Company's Capital Stock or Redeemable Preferred Stock held by subsidiaries of (i) shares of Capital Stock of any subsidiary or Redeemable Preferred Stock of any Subsidiary or similar securities of any Subsidiary of the Company, or (ii) other assets of the Company, without, in either case, the receipt of equivalent consideration therefor shall be regarded as the equivalent of a cash dividend equal to the excess of the fair market value of the shares or other assets being so distributed at the time of such distribution over the consideration, if any, received therefor. The fair market value of such shares or other assets and the value of any consideration therefore other than cash shall be determined by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors filed with the Trustee.

	For purposes of this Section 4.04, the net proceeds from the issuance of shares of Capital Stock of the Company issued (a) upon conversion of debt securities shall be deemed to be the net book value of such debt securities or Redeemable Preferred Stock at the date of conversion (plus the additional amount required to be paid upon such conversion, if any) less any cash payment on account of fractional shares of (b) upon









11
exercise of warrants, rights and options shall be deemed to be the exercise price thereof less any cash payment on account of fractional shares. For purposes of this paragraph, the "net book value" of a security shall be the amount received by the Company on the issuance of such security, as adjusted on the books of the Company to the date of conversion. The foregoing shall not be interpreted to limit the authority of the Board of Directors, as set forth above, to determine the value of other securities of the Company or other property received as net proceeds, provided, however, that the value of the other property shall not exceed the net book value of such property.

	Before the Company pays any dividend or makes any distribution on its Capital Stock or Redeemable Preferred Stock held by Subsidiaries (other than dividends or distributions payable in Capital Stock of the Company), or purchases, redeems or otherwise acquires or retires for value any Capital Stock or Redeemable Preferred Stock or permits any Subsidiary to purchase, redeem or otherwise acquire or retire for value any such Capital Stock or Redeemable Preferred Stock, the Company shall file with the Trustee an Officers' Certificate (upon which the Trustee may conclusively rely) which shall conform to the provisions of Section 12.04 and 12.05 hereof and which shall set for the applicable computation required by subdivision (2) of this
Section 4.04.

SECTION 4.05 Liquidation.

	The Board of Directors or the Stockholders of the Company may not adopt a plan of liquidation which plan provides for, contemplates or the effectuation of which is preceded by (A) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (Section 5.01 of the Indenture being the Section which governs any such sale, lease, conveyance or other disposition substantially as an entirety), and (B) the distribution of all or substantially all of the proceeds of such sale lease, conveyance or other disposition and of the remaining assets of the Company to the holders of Capital Stock of the Company, unless the Company shall in connection with the adoption of such plan make provision for, or agree that prior to making any liquidating distributions it will make provision for, the satisfaction of the Company's obligations hereunder and under the Securities as to the payment of principal and interest. The Company shall be deemed to make provision for such payments only if (i) the Company delivers in trust to the Trustee U.S. Government Obligations in an aggregate principal amount equal to the unpaid principal amount of the Securities and having maturities and interest payment dates on or before the dates on which the principal of and interest on the Securities are due, or (ii) there is an express assumption of the due and punctual payment of the Company's obligations hereunder and under the Securities and performance and observance of all covenants and conditions to be performed by the Company hereunder, by the execution and delivery of a supplemental indenture in form satisfactory to the Trustee by a person which acquires, or will acquire (otherwise than pursuant to a lease) a portion of the assets of the Company, provided that at the time of such assumption no default or Event of Default shall have occurred and be continuing and such person will have a Consolidated Net
Worth (immediately after the date of such express assumption) and pro-forma aggregate earnings adjusted to reflect the acquisition for such person's four full fiscal quarters (immediately preceding the date of such express assumption) equal to not less than the Consolidated Net Worth of the Company (immediately preceding the date of such express assumption) and the aggregate Net Income of the Company and its consolidated subsidiaries (for its four full fiscal quarters immediately preceding the date of such express assumption), respectively, and which is organized under the laws of the United States, any State thereof or the District of Columbia; provided, further, that the Company shall not make any liquidating distribution until after the company shall have certified to the Trustee with an Officers' Certificate at least five days prior to the making of any liquidating distribution that it has complied with the provisions of this Section 4.05. In the Event that the Company shall liquidate in compliance with clauses (A) or (B) above, it shall be relieved of all obligations hereunder except as set forth below.







12
	However, in the case of a liquidation pursuant to clause (A), the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.07, 7.08,
8.06 and 8.07 shall survive until the Securities are no longer outstanding. Thereafter the Company's obligations in Section 7.07 shall survive.

SECTION 4.06  Notice of Defaults.

	In the event that any Event of Default under Section 6.01(4) hereof occurs, the Company shall promptly give written notice to the Trustee of such Default. The Company will deliver to the Trustee, within 5 days after the occurrence thereof, written notice of any event which with the giving of notice and/or the lapse of time would become an Event of Default under
Section 6.01(4) hereof.

SECTION 4.07  Compliance Certificates.

	The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company, which as of the date of this Indenture is July 31, an Officers' Certificate stating whether or not the signers know of any Default or Events of Default. If they do know of such a Default or Event of Default, the certificate shall describe the Default or Event of Default and the efforts to remedy the same. The certificate need not comply with Section 12.05.

SECTION 4.08  Maintenance of  Consolidated Net Worth.

	If the Company's Consolidated Net Worth at the end of each of any two consecutive fiscal quarters is less than 50% of the Consolidated Net Worth of the Company at July 31, 1986, then the Company shall make an offer to acquire (an "Offer") on the last day of the next following fiscal quarter (the "Accelerated Payment Date") 7.5% of the principal amount of Securities originally issued (or such lesser amount as may be outstanding at the time) at a purchase price of 100% of principal amount plus accrued interest to the Accelerated Payment Date. The Company may credit against its obligation to offer to repurchase Securities hereunder the principal amount of Securities acquired by the Company and surrendered for cancellation through purchase, redemption (otherwise than pursuant to Paragraph 6 of the Securities) or exchange, or upon conversation, and which were not previously used as a credit against (I) the redemption obligation set forth in Paragraph 6 of the Securities or (ii) any obligation to offer to repurchase Securities pursuant to this Section. In no event shall the failure to meet the minimum Consolidated Net Worth stated above at the end of any fiscal quarter be counted toward the making of more than one Offer hereunder.

	The Company shall provide the Trustee with notice of the Offer at least 30 days before any such Accelerated Payment Date (unless shorter notice shall be acceptable to the Trustee) but in no case less than 15 days before the notice of any Offer is mailed to Holders. The Company shall notify the Trustee promptly after the occurrence of any of the events specified in this
Section 4.08

	Notice of an Offer shall be mailed by the Trustee to all Holders not less than 15 days nor more than 60 days before the Accelerated Payment Date to the Holders of the Securities at their last registered addresses. The Offer shall remain open from the time of mailing until five days before the Accelerated Payment Date. The notice shall be accompanied by a copy of the information regarding the Company required to contained in a Quarterly Report on Form 10-Q for the second fiscal quarter referred to above if such second fiscal quarter is one of the Company's first three fiscal quarters. If such second fiscal quarter is the Company's last fiscal quarter, a copy of the information required to be contained in an Annual Report to Shareholders pursuant to Rule 14a-3 under the Securities Exchange Act of 1934 for the fiscal year ending with such second fiscal shall either accompany the notice or be delivered to Holders not less than 15 days before the Accelerated Payment Date. The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer. The notice, which shall govern the terms of the offer, shall state:




13
	(1)     that the offer is being made pursuant to this Section 4.08;

	(2)     the purchase price and the Accelerated Payment Date;

	(3) that any Security not tendered or accepted for payment will continue to accrue interest;

	(4) that any Security accepted for payment pursuant to the Offer shall cease to accrue interest after the Accelerated Payment Date;

	(5) that Holders electing to have a Security purchased pursuant to an Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice at least five days before the Accelerated Payment Date:

	(6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than three Business Days prior to the Accelerated Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Security purchased; and

	(7) that Holders whose Securities were purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

	Before an Accelerated Payment Date, the Company shall (i) accept for payment on a pro rata basis (rounded to the nearest $1,000) Securities on portions thereof tendered pursuant to the Offer; provided, however, that all Securities or portions thereof accepted for payment shall be amounts of $1,000 or multiples of $1,000, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver to the Trustee Securities so accepted together with an Officer's Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce by a press release the results of the Offer on the Accelerated Payment Date. For purposes of this
Section 4.08, the Trustee shall act as the Paying Agent.





















14
ARTICLE 5

SUCCESSOR CORPORATION

SECTION 5.01  When Company May Merge, etc.

	The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to , another Person unless (I) the resulting, surviving or transferee Person is a corporation which assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; (ii) such corporation is organized and existing under the laws of the United States, a State thereof or the District of Columbia; (iii) such corporation and its consolidated subsidiaries shall have consolidated Stockholders' Equity immediately after such transaction at least equal to the consolidated Stockholders' Equity of the Company and its consolidated subsidiaries immediately prior to such transaction; (iv) immediately after giving effect to such transaction no Default or Event of Default shall have happened and be continuing, and (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all obligations of the Company shall terminate.

SECTION 5.02  Successor Corporation Substituted.

	Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation has been named as the Company herein.

ARTICLE 6

DEFAULTS AND REMEDIES

SECTION 6.01  Events of Default.

	An "Event of Default" occurs if:

	(1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the default continues for a period of 30 days;

	(2) the Company defaults in the payment of the principal of (and premium, if any, on) any Security when the same becomes due and payable at maturity, upon redemption or otherwise (including payment pursuant to Paragraph 5 or Paragraph 6 of the Securities or Section 4.08 hereof:

	(3) the Company fails to comply with any of its other agreements in the Securities or this Indenture and the default continues for the period and after the notice specified in the last paragraph of this Section 6.01;

	(4) there shall be a default under any bond, debenture, note or other evidence of Indebtedness or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced and Indebtedness of the Company






15
or any Subsidiary, whether any such Indebtedness now exists or shall hereafter be created, which (a) is a default in the payment of the principal, premium, if any, or interest on such Indebtedness unless such default is cured within 30 days after the date such payment is due or (b) if any other default, such default shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or on maturity, without such acceleration having been rescinded or annulled with 10 days after notice to the Company of such acceleration, or such Indebtedness having been discharged; provided, however, that no default under this paragraph (4) shall exist if the aggregate amount of such Indebtedness with respect to which a payment default under clause (a) or an acceleration under clause (b) had occurred shall be less than $2,000,000;

	(5) the Company pursuant to or within the meaning of any Bankruptcy Law;

	(A)     commences a voluntary case or proceeding,

	(B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

	(C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

	(D)     makes a general assignment for the benefit of its creditors;

	(6) a court of competent jurisdiction an order or decree under any Bankruptcy Law that:

	(A) is for relief against the Company in an involuntary case or proceeding,

	(B) appoints a Custodian of the Company or for all or substantially all of its property, or

	(C)     orders the liquidation of the Company,

and the order or decree remains unstayed and in effect for 90 days.

	The term "Bankruptcy Law" means Title 11 U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar officia l under any Bankruptcy Law.

	A default under clause (3) (other than defaults under Sections 4.04, 4.05 and 4.08, which defaults shall be Events of Defaults without the notice or passage of time specified in this paragraph) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the Securities then outstanding notify the Company and the Trustee of the default and the Company does not cure the default within 30 days after receipt of such notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default".

SECTION 6.02  Acceleration.

	If an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Securities then outstanding by notice





16
to the Company and the Trustee, may declare to be due and payable immediately the principal amount of the Securities plus accrued interest to the date of acceleration. Upon any such declaration, such amount shall be due and payable immediately, and upon payment of such amount all of the Company's obligations under the Securities and this Indenture, other than obligations under Section 7.07, shall terminate. The Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if (x) all existing Events of Default, other than the non-payment of the principal of the Securities, which have become due solely by such declaration of acceleration, have been cured or waived, (y) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, and
(z) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. Notwithstanding anything contained in this Indenture or in the Securities to the contrary, in the case of any Event of Default specified in Section 6.01 occurring by reason of any willful action (or inaction) take (or not taken) by or on behalf of the Company, then upon the acceleration resulting therefrom, the unpaid principal amount of the Securities, to the extent lawful, shall deemed to be equal to the product of
(I) the unpaid principal amount thereof and (ii) the then applicable percentage specified in Paragraph 5 of the Securities.

SECTION 6.03  Other Remedies.

	If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal (and premium, if any) or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

	The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

SECTION 6.04  Waiver of Defaults and Events of Default.

	Subject to Section 9.02, the Holders of   a majority in principal
amount of the Securities then outstanding, on behalf of the Holders of all of the Securities, by notice to the Trustee may waive a Default or Event or Event of Default and its consequences. When a Default or Event of Default is waived, it is cured and ceases.

SECTION 6.05  Control by Majority.

	The Holder of a majority in principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Securityholders or that may involve the Trustee in personal liability; provided that, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.06  Limitation on Suits.

	A Securityholder may not pursue any remedy with respect to this Indenture or the Security unless:






17
	(1) the Holder gives to the Trustee written notice of a continuing Event of Default;

	(2) the Holders of at least 25% in principal amount of the Securities then outstanding make a written request to the Trustee to pursue the remedy;

	(3) such Holder or Holders offer the Trustee indemnity satisfactory to the Trustee against any loss, liability or expenses;

	(4) the Trustee does not comply with the request within 60 days after receipt of the notice, request and offer of indemnity; and

	(5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Securities then outstanding.

A securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

SECTION 6.07  Rights of Holders to Receive Payment.

	Subject to Article 10, notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

	Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to convert the Security or to bring suit for the enforcement of such right shall not be impaired or affected without the consent of the Holder.

SECTION 6.08  Collection Suite by Trustee.

	If an Event of Default in payment of interest or principal (and premium, if any) specified in Section 6.01 (1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of unpaid principal (and premium, if any) and accrued interest remaining unpaid, together with interest on overdue principal (and premium, if any) and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expense, disbursement and advances of the Trustee, its agents and counsel.

SECTION 6.09  Trustee May File Proofs of Claim.

	The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee its agents and counsel, and any other amounts due the Trustee under
Section 7.07.


18
	Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceedings.

SECTION 6.10  Priorities.

	If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

		FIRST:  to the Trustee for amounts due under Section 7.07;

		SECOND: to holders of Senior Indebtedness to the extent required by Article 10;

		THIRD: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratable, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively, and

		FOURTH:  to the Company.

	The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

SECTION 6.11  Undertaking for Costs.

	In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.08, or a suit by Holders of more than 10% in principal amount of the Securities then outstanding.


ARTICLE 7

TRUSTEE

SECTION 7.01  Duties of Trustee.


	(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

	(b)     Except during the continuance of an Event of Default:

		(1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.








19
	       (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

	(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

		(1) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

		(2) The Trustee shall not be liable for any error in judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

		(3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

	(d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section 7.01.

	(e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability, expense or fee.

	(f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02  Rights of Trustee.


	Subject to Section 7.01.

	(1) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

	(2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 12.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

	(3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

	(4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.










20
SECTION 7.03  Individual Rights of Trustee.

	The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.
Any Agent may do the same with like rights. The Trustee, however, is subject to Sections 7.10 and 7.11.

SECTION 7.04  Trustee's Disclaimer.

	The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication or in any document used in the sale of the Securities other than any statement in writing provided by the Trustee for use in such document.

SECTION 7.05  Notice of Defaults.

	In a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a default in payment of principal of, premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

SECTION 7.06  Reports by Trustee to Holder.

	Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA 313(a). The Trustee also shall comply with TIA 313 (b) and 313(c).

	A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company agrees to notify the Trustee whenever the Securities become listed on any stock exchange.

SECTION 7.07  Compensation and Indemnity.

	The Company shall pay to the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it.
Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

	The Company shall indemnify the Trustee for, and hold it harmless against, any loss of liability incurred by it in connection with its duties under this Indenture. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity.

	The Company need not reimburse the Trustee for any expenses or indemnify it against any loss or liability incurred by it through its negligence or bad faith.









21
	To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except such money or property held in trust to pay principal and interest on particular Securities and such lien shall not be subordinate to any Senior Indebtedness.

SECTION 7.08  Replacement of Trustee.

	A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

	The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

	(1)     the Trustee fails to comply with Section 7.10;

	(2)     the Trustee  is adjudged a bankrupt or an insolvent;

	(3) a receiver or other public officer takes charge of the Trustee or its property; or

	(4)     the Trustee otherwise becomes incapable of acting.

	If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

	If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

	If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

	A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall, upon payment of its charges, transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for a Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Security holder.

SECTION 7.09  Successor Trustee by Merger, etc.

	If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10  Eligibility;  Disqualification.

	This Indenture shall always have a Trustee who satisfies the requirements of TIA 310(a)(1). The Trustee have a combined capital and surplus of at least





22
$50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA 310(b)(9).

SECTION 7.11  Preferential Collection of Claims Against Company.

	The Trustee is subject is TIA 311(a), excluding any creditor relationship listed in TIA 311(b). A Trustee who has resigned or been removed shall be subject to TIA 311(a) to the extent indicated therein.

ARTICLE 8

SATISFACTION AND DISCHARGE OF INDENTURE
I
SECTION 8.01  Satisfaction, Discharge and Defeasance of the Securities.

	The Company shall be deemed to have paid and discharged the entire indebtedness on the Securities from and after the ninety-first day after the date of the deposit referred to in paragraph (a) below, the provisions of this Indenture shall no longer be in effect in respect of the Securities, and the Trustee, at the expense of the Company, shall executive proper instruments acknowledging satisfaction and discharge of such indebtedness; provided that the following conditions shall have been satisfied:

		(a) the Company has deposited or caused to be deposited with the Trustee irrevocably as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, with referenced to this Section 8.01, (i) money or (ii) US Government Obligations or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on all the Securities for principal, premium, if any, and interest, if any, to September 15, 2006 as such principal, premium or interest, if any, becomes due and payable in accordance with the terms of this Indenture and the Securities;

		(b) the Company has paid or caused to be paid all other sums payable hereunder by the Company in connection with the Securities, including all fees and expenses of the Trustee; and

		(c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on the Securities have been complied with.

		"U.S. Government Obligations" means direct, non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the timely payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

SECTION 8.02  Satisfaction and Discharge of Indenture.

	In addition to the rights under Section 8.01, the Company may terminate all of its obligations under this Indenture when:











23
		(a) All of the Securities therefore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 hereof and (B) Securities for whose payment money has therefore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.04 and Section 8.06 hereof) have been delivered to the Trustee for cancellation;

		(b) the Company has paid or caused to be paid all other sums payable hereunder by the Company in connection with the outstanding Securities, including all fees and expenses of Trustee; and

		(c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 8.03  Survival of Certain Obligations.


	Nothwithstanding the satisfaction and discharge of this Indenture pursuant to Section 8.01 and 8.02, the respective obligations of the Company in Paragraph 12 of the Securities in Section 2.03, 2.04, 2.05, 2.06, 2.07, 4.01, 7.07, 7.08, 8.06, 8.07 and in Article 11 shall survive until the Securities are no longer outstanding, and thereafter the obligations of the Company in such Paragraph 12 and in Sections 7.07 and 8.06 shall survive. Nothing contained in this Article Eight shall abrogate any of the obligations or duties of the Trustee under the Indenture.

SECTION 8.04  Application of Trust Money.

		(a) Subject to the provisions of Section 8.06, all money and U.S. Government Obligations deposited with the Trustee for the Securities pursuant to Section 8.01 or Section 8.02, and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee for the Securities pursuant to Section 8.01 or Section 8.02 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, if any, on the Securities; but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust are not subject to the subordination provisions of Article 10.

		(b) The Trustee shall deliver or pay to the Company from time to time upon Company request any U.S. Government Obligations, or money held by it as provided in Section 8.01 or Section 8.02 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations, or money were deposited or received.

SECTION 8.05  Paying Agent to Repay Monies Held.

	Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company,






24
be repaid to it or paid to the appropriate Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

SECTION 8.06  Return of Unclaimed Monies.

	Any monies deposited with or paid to the Trustee or any Paying Agent for the Securities, or then held by the Company, in trust for the payment of the principal, premium, if any, and interest, if any, on the Securities and not applied but remaining unclaimed by the Holders of the Securities for two years after the date upon which the principal of and interest, if any, on the Securities, as the case may be, shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by such Trustee or any Paying Agent on demand or (if then held by the Company) shall be discharged from such trust; and the Holders of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that, before being required to make any such repayment, such Trustees may (at the expense of the Company) cause to be published once in an authorized newspaper in the same city in which the place of payment with respect to the Securities shall be located and in an authorized newspaper in the City of New York, or mail to each such Holder, a notice (in such form as may be deemed appropriate by such Trustee) that said monies remain unclaimed and that, after a date named herein, any unclaimed balance of said monies then remaining will be returned to the Company.

SECTION 8.07  Reinstatement.

	If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any courts or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01; provided, however, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

ARTICLE 9

AMENDMENTS AND WAIVERS

SECTION 9.01  Without Consent of  Holders.

	The Company and the Trustee may amend or supplement this Indenture (any indenture supplemental hereto to be in a form satisfactory to the Trustee) or the Securities without notice to or consent of any
Securityholder:

	(1)     to comply with Section 5.01;

	(2) to provide for uncertificated Securities in addition to or in place of certificate Securities, or

	(3) to cure any ambiguity, defect or inconsistency, or to make any other change that does not adversely effect the right of any Securityholder.






25
SECTION 9.02  With Consent of Holders.


	The Company and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding. The Holders of a majority in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. Subject to Section 9.04, without the consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

(1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

(2) reduce the rate of or extend the time for payment of interest on any Security;

(3)     reduce the principal of or extend the fixed maturity of any Security;

(4) waive (except, unless theretofore cured) a default in the payment of the principal of (and premium, if any on), interest on or redemption amounts with respect to any Security;

(5) make any Security payable in money other than that stated in the Security;

(6)     make any change in Sections 6.04, 6.07 or 9.02 (third sentence);

(7) make any change that adversely affects the right to convert any Security; or

(8) make any change in Article 10 that adversely affects the rights of any Securityholder.

	After an amendment under this Section becomes effective the Company shall mail to Securityholders a notice briefly describing such amendment.

SECTION 9.03  Compliance with Trust Indenture Act,

	Every amendment or supplement to the Indenture or the Securities shall comply with TIA as then in effect.

SECTION 9.04  Revocation and Effect of Consents.

	Subject to this Indenture, each amendment, waiver or instrument evidencing other action shall become effective in accordance with its terms. Until an amendment, waiver or other action becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the notice of revocation before the date amendment, waiver or other action becomes effective.

	After an amendment, waiver or other action becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (8) of Section 9.02. In that case the amendment, waiver or other action shall bind each Holder





26
of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 9.05  Notation on or Exchange of Securities.

	If an amendment or waiver changes the terms of a Security, the Trustee may request the Holder of the Security to deliver it to the Trustee. The trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 9.06  Trustee to Sign Amendments, etc.

	The Trustee need not sign any amendment that adversely affects its rights. In signing or refusing to sign any amendment the Trustee shall be entitled to receive and, subject to Section 7.01, shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture. The Company may not sign an amendment until its Board of Directors approves it.

ARTICLE 10


SUBORDINATION


SECTION 10.01  Securities Subordinated to Senior Indebtedness.

	The Company agrees, and each Holder of the Securities by his acceptance thereof likewise agrees, that the payment of the principal of, premium, if any, and interest on the Securities is subordinated and junior in right of payment, to the extent and in the manner provided in this Article 10, except as provided in Section 8.04, to the prior payment in full of all Senior Indebtedness whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed.

	The Senior Indebtedness of the Company shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to the Senior Indebtedness or the extension or renewal of the Senior Indebtedness.

	All the provisions of this Indenture and the Securities shall be subject to the provisions of this Article 10 so far as they may be applicable thereto, except that nothing in the Article 10 shall apply to claims for, or payments to, the Trustee under or pursuant to Section 7.07.

SECTION 10.02 Company Not to Make Payments with Respect to Securities in Certain Circumstances.


	(a) In the event the Company shall default in the payment of any principal of, premium, if any, or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of, premium, if any, or interest on the Securities, or on account of the mandatory redemption provision in the Securities (except mandatory redemption payments made in respect of Securities acquired by the Company before the coming due of such Senior Indebtedness). or in respect of any retirement, purchase or other acquisition of any of the Securities.


27
	(b) Upon the happening of an event of default with respect to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof (other than under circumstances when the terms of the preceding paragraph are applicable), upon written notice thereof given to the Company and the Trustee by any holder or holders of such Senior Indebtedness or their representative or representatives ("Payment Notice"), then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of, premium if any or interest on the Securities or on account of the mandatory redemption provision of the Securities (except mandatory redemption payments made in Securities acquired by the Company before such Payment Notice), or in respect of any retirement, purchase or other acquisition of any of the Securities; provided, however, that this paragraph (b) shall prevent any such payment (which is not otherwise prohibited by the immediately preceding paragraph) only for a period which is the longer of (i) 90 days after Payment Notice shall have been given or (ii) any period during which the Senior Indebtedness in respect of which such event of default exists has become due and payable in its entirety and (A) such acceleration has not been rescinded or annulled or (B) such acceleration is being contested in good faith by the Company in an appropriate judicial proceeding. Notwithstanding the foregoing, no event of default which existed or was continuing on the date of any Payment Notice shall be made the basis for the giving of a second Payment Notice unless all events of default existing or continuing on the date of such first Payment Notice shall have been cured or waived after such date.

	(c) If any payment or distribution of any character, whether in cash, property or securities (including any collateral at any time securing the Securities, but not including shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the same extent as the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be received by the Trustee or any holder of the Securities, in contravention of any of the terms hereof and before all the Senior Indebtedness shall have been paid in full, such payment or distribution shall be paid over or delivered and transferred to the holders of the Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder) or their representatives, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness; provided, however, that such payment or distribution need not be so paid over or delivered and transferred at any time when the provisions of subsections (a) and (b) of this Section 10.02 would no longer prevent payments by the Company to be Holders of the Securities.

SECTION 10.03 Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company.


	(a) Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including any collateral at any time securing the Securities), to creditors upon any dissolution or winding up or total or partial liquidation or reorganization or readjustment of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or other cases or proceedings, all principal of and interest due or to become due upon all Senior Indebtedness shall first be paid in full before the Holders of the Securities shall be entitled to receive any assets (including any collateral at any time securing the Securities, but not including shares or






28
stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the same extent as the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment) so paid or distributed in respect of the Securities (for principal, premium, if any, or interest); and upon any such dissolution or winding up or liquidation or reorganization or readjustment, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including any collateral at any time securing the Securities, but not including shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the same extent as the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment), to which the Holders of the Securities would be entitled except for the provisions of this Section 10.03, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be paid or distributed by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution directly to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder) or their representatives, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution in respect of the Securities (for principal, premium, if any, or interest) is made to the Holders of the Securities.

	(b) Upon any payment or distribution in connection with any cases or proceedings referred to in subsection (a) of this Section 10.03, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such cases or proceedings are pending, and the Trustee and the Holders of the Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 10.03.


	(c) If any payment or distribution of any character, whether in cash, property or securities (including any collateral at any time securing the Securities, but not including shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the same extent as the Securities, to the payment of all senior Indebtedness which may at the time be outstanding, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be received by the Trustee or any Holder of the Securities in contravention of any of the terms of this Article 10 and before all the Senior Indebtedness shall have been paid in full, such payment or distribution shall be paid over or delivered and transferred to the holders of the Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder) or their representatives, to the extent necessary to pay all Senior Indebtedness in full, after giving











29
effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness; provided, however, that such payment or distribution need not be so paid over or delivered and transferred at any time when the provisions of subsection (a) of this Section 10.03 would no longer prevent payments by the Company to the Holders of the Securities;

	(d) The Company shall give prompt written notice to the Trustee of any insolvency or bankruptcy case or proceeding in respect of the Company and of any cases or proceedings for voluntary liquidation, dissolution or other winding up of the Company (whether or not involving insolvency or bankruptcy), within the meaning of this Section 10.03 or any other proceeding or event contemplated by this Section 10.03, of the declaration of any Senior Indebtedness as due and payable before its expressed Maturity, and of any event which pursuant to this Article 10 would prevent payment by the Company of the principal of, premium, if any, or interest on the Securities.


SECTION 10.04 Securityholders to be Subrogated to Rights of Holders of Senior Indebtedness.

	Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, or other property satisfactory to the holders of Senior Indebtedness , equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness and not before, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which, by its express terms, ranks on a parity with the Securities and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions on the Senior Indebtedness, pursuant to Sections 10.02 and 10.03 hereof shall, as between the Company, its creditors other than the holders if Senior Indebtedness, the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness, and no payments or distribution to the Trustee or the Holders of the Securities of assets by virtue of the subrogation herein provided for shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment to or on account of the Securities. The provisions of this
Article 10 are solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness on the other hand.

SECTION 10.05  Obligation of the Company Unconditional.


	Nothing contained in this Article 10 or elsewhere in this Indenture or in the Securities is intended to or shall impair the obligations of the Company, which is unconditional and absolute, to pay the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Securities from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 10, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company otherwise payable or delivered to the Trustee or such Holder upon the exercise of any such remedy.











30
SECTION 10.06 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

	The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, and the Trustee shall not be required to withhold payment to the Holders of Securities as provided in Section 10.02(c), unless the Trustee shall have received written notice thereof, two Business Days prior to the day such payment is due, at its Corporate Trust Office from the Company or from the one or more holders of Senior Indebtedness or from any representative thereof or trustee therefor identifying the specific sections of this Indenture involved and describing in detail the facts that would obligate the Trustee to withhold payments to Holders of Securities, as well as any other facts required by the next succeeding paragraph of this Section 10.06; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of section 7.01 and 7.02, shall be entitled to assume conclusively that no such facts exits.

	The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 10, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article 10, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment or until such time as the Trustee shall be otherwise satisfied as to the right of such Person to receive such payment.

SECTION 10.07  Application by Trustee of Monies Deposited with It.

		Nothing contained in this Article 10 or elsewhere in this Indenture, or in any of the Securities, shall (i) affect the obligations of the Company to make, or prevent the Company from making, at any time except during the pendency of a proceeding referred to in subjection (a) of
Section 10.03 and except during the continuance of any default specified in subsection (a) or (b) of Section 10.02 to the extent provided therein, payments at any time of principal of, premium, if any, or interest on the Securities, (ii) prevent the application by the Trustee or any Paying Agent of any monies held by the Trustee or such Paying Agent, in trust for the benefit of the Holders of Securities as to which notice of redemption shall have been mailed or published, to the payment of or on account of principal of, premium, if any, or interest on the Securities if, at the time of such mailing or publishing, such payment would not have been prohibited by the provisions of this Article 10, or (iii) prevent the application by the Trustee or any Paying Agent of any monies deposited with it hereunder to (or, if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 2.04 for) the payment of or on account of the principal of, premium, if any, or interest on Securities if, at the time of such deposit (or at the time such monies were so segregated and held in trust), such payment would not have been prohibited by the provisions of this
Article 10.

SECTION 10.08  Continuing Offer of Subordination.

	The provisions of this Article 10 are made for the benefit of all Persons who become holders of or continue to hold Senior Indebtedness, and such holders are hereby made obligees under this Article 10 to the same extent as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.






31
	In furthermore of the foregoing, each holder of Senior Indebtedness is hereby irrevocable authorized and empowered but shall not be obligated to demand, sue for, collect, receive and execute a receipt for such holder's ratable share of all payments and distributions in respect of the Securities which are required to be paid or delivered to holders of Senior Indebtedness as provided in this Article 10, and to file and prove all such claims and take all such other action (including the right to vote such holder's ratable share of the Securities) in the name of the Holders of Securities or otherwise, as such holder of Senior Indebtedness may reasonably determine to be necessary for the enforcement of the rights provided in this Article 10, and at the Company's expense (which expense must be paid by the Company in advance to each Securityholder from whom the Company requests such instruments and such other action) the Company may require the delivery to a holder of Senior Indebtedness by each Holder of Securities of such instruments reasonably necessary to confirm such authorization, such as powers of attorney, proofs of claim, assignments of claim and other instruments in form and substance reasonably satisfactory to the Securityholders, and the taking of all such other reasonable action, as the Company may reasonably request in order to enable such holder of Senior Indebtedness to enforce such holder's ratable share of all Securities and all such payments and distributions in respect thereof.

	The Trustee shall have no obligations whatsoever with respect to compliance with any of the provisions of this Section 10.08 by any Holder.

SECTION 10.09 Subordination Rights Not Impaired by Acts or Omission of Company or Holders of Senior Indebtedness.

	The Holders of Senior Indebtedness may at any time or from time to time, and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior Indebtedness is issued, or exercise or refrain from exercising any other of their right under the Senior Indebtedness including, without limitation, the waiver of defaults thereunder, all without notice to or assent from the Holders of the Securities or the Trustee. No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part at the Company or by any act or failure to act by any such holder or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

SECTION 10.10 Securityholders Authorize Trustee to Effectuate Subordination of Securities.

	Each holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 10 and irrevocably appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or otherwise) tending towards liquidation of the business and assets of the Company, the timely filling of a claim for the unpaid balance of its or his Securities in the form required in said proceedings and causing said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.










32

SECTION 10.11 Right of Trustee to Hold Senior Indebtedness; Trustee Owes No Fiduciary Duty to Holders of Senior Indebtedness.

	The Trustee, in its individual capacity, shall be entitled to all of the rights set forth in this Article 10 in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

	With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly pay over or deliver to Holders of Securities, the Company or any other person monies or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 10 or otherwise.

SECTION 10.12  Article 10 Not To Prevent Events of Default.

	The failure to make a payment on account of principal of or interest on the Securities by reason of any provision in this Article 10 shall not be construed as preventing occurrence of an Event of Default under Section 6.01.


SECTION 10.13  Officers' Certificate.

	If there occurs an event referred to in Section 10.02(a) or (b) or the first sentence of Section 10.03(a), the Company shall promptly give to the Trustee an Officers' Certificate (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness and the principal amount of Senior Indebtedness then outstanding held by each such holder and stating the reasons why such Officers' Certificate is being delivered to the Trustee.

SECTION 10.14  Paying Agents other than the Trustee.

	In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 10 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents as purposes as if such Paying Agent were named in this Article 10 in addition to or in place of the Trustee, provided, however, that Sections 10.05 and 10.11 hereof shall not apply to the Company if it acts as Paying Agent.

ARTICLE 11

CONVERSION OF SECURITIES

SECTION 11.01 Right of Conversion; Conversion Price.

	The Holder of any Security or Securities shall have the right, at his option, at any time before the close of business on September 15, 2006 (except that, with respect to any Security or portion of a Security which shall be called for redemption, such right shall terminate, at the close of business on the Business Day prior to the date fixed for redemption of such Security or portion of a Security unless the Company shall





33
default in payment due upon redemption thereof), to convert, subject to the terms and provisions of this Article 11, the principal of any such security or Securities or any portion thereof which is $1,000 or an integral multiple thereof into shares of Common Stock of the Company, initially at the conversion price per share of $10.20; or, in case an adjustment of such price had taken place pursuant to the provision of Section 11.04, then at the price as last adjusted (such price or adjusted price being referred to herein as the "conversion price"), upon surrender of the Security or Securities, the principal of which is so to be converted, accompanied by written notice of conversion duly executed, to the Company, at any time during usual business hours at the office or agency maintained by it for such purpose, and, if so required by the Conversion Agent or Registrar, accompanied by a written instrument or instruments of transfer in form satisfactory to the Conversion Agent or Registrar duly executed by the Holder or his attorney duly authorized in writing. For convenience, the conversion of any portion of the principal of any Security or Securities into the Common Stock of the Company is hereinafter sometimes referred to as the conversion of such Security or Securities.

SECTION 11.02  Issuance of Common Stock on Conversion.

	As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Company shall deliver or cause to be delivered at its said office or agency, to or upon the written order of the holder of the Security or Securities so surrendered, certificates representing the number of fully paid and non-assessable shares of Common Stock of the Company into which such Security or Securities may be converted in accordance with the provisions of this Article 11. Such conversion shall be deemed to have been made at the close of business on the date that such Security or Securities shall have been surrendered for conversion with a written notice of conversion duly executed, so that the rights of the holder of such Security or Securities as a Securityholder shall cease at such time and, subject to the following provisions of this paragraph the person or persons entitled to receive the shares of Common Stock upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the conversion price in affect at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which stock transfer books are open; such conversion shall be at the conversion price in effect on the date that such Security or Securities shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

	Upon conversion of any Security which is converted in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in principal amount equal to the unconverted portion of such Security.

SECTION 11.03  No Adjustment for Interest or Dividends.

	No payment or adjustment in respect of interest on the Securities or dividends on the Common Stock shall be made upon the conversion of any Security or Securities;










34
provided, however, that if a Security or any portion thereof shall be converted subsequent to any regular record date and on or prior to the next succeeding interest payment date, the interest falling due on such interest payment date shall be payable on such interest payment date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the person in whose name such Security is registered at the close of business on such regular record date (unless such Security shall have been called for redemption and the redemption date is prior to such interest payment date).

SECTION 11.04  Adjustment of Conversion Price.

The conversion price shall be subject to adjustment from time to time as follows:

(a) In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of its Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, the conversion price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of any Security surrendered for conversion after such time shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned or been entitled to receive had such Security been converted immediately prior to such time. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. Any shares of Common Stock of the Company issuable in payment of a dividend shall be deemed to have been issued immediately prior to the time of the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under subsections (b) and (c) below. In the event that any of the events for which a record date is set do not occur, the conversion price then in effect shall be readjusted effective as of the date when the Board of Directors determines not to effect such event, to the conversion price which would be then in effect if such record date had not been fixed. Such adjustment shall be made successively whenever any event specified above shall occur.

(b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of its Common Stock (or securities convertible into shares of its Common Stock) at a price per share (or having an initial conversion price per share) less than the Current Market Price (as defined in subsection (g) below) of a share of Common Stock of the Company on such record date, the conversion price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the conversion price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock of the Company outstanding on such record date plus the number of shares of Common Stock of the Company which the aggregate offering price of the number of shares of such Common Stock so offered (or the aggregate initial conversion price of the convertible securities so offered) would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock of the Company outstanding on such record date plus the number of additional shares of Common Stock of the Company offered for subscription or purchase (or into which the convertible securities so offered are initially convertible). Shares of Common Stock of the Company owned or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed and shall become effective immediately after such record date. In the event that such rights or warrants are not issued, the conversion price then in effect shall be readjusted, effective as of the

35
date when the Board of Directors determines not to issue such rights or warrants, to the conversion price which would then be in effect if such record date had not been fixed.

(c) In case the Company fixes a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock (ii) of evidences of indebtedness of the Company or Subsidiary or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subsection (a) above) or (iv) of rights or warrants (excluding those referred to in subsection (b) above), in each such case the conversion price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the conversion price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common
Stock of the Company      outstanding on such record date multiplied by the
Current Market Price per share on such record date, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Company and filed with the Trustee) of said shares or evidence or indebtedness or assets or rights or warrants so distributed, and of which the denominator shall be the number of shares of Common Stock of the Company outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be made successively whenever such a record date is fixed and shall become effective immediately after such record date. In the event that such distribution is not so made, the conversion price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the conversion price which would then be in effect if such record date had not been fixed.

(d) In case the Company shall issue shares of Common Stock, (excluding shares issued (i) in any of the transactions described in subsection (a) above, (ii) upon conversion or exchange of securities convertible into or exchangeable for Common Stock of the Company, (iii) to employees under the Company's 1984 Incentive Compensation Plan, if such shares would otherwise be included in this Section 11.04(d), (iv) to the Company's employees under bona fide employee benefit plans adopted by the Company's Board of Directors and approved by its stockholders, if such shares would otherwise be included in this Section 11.04(d) (but only to the extent that the aggregated number of shares excluded by this subdivision (iv), and issued after the date of this Indenture shall not exceed 50% of the Company's Common Stock outstanding at the time of any such issuance), or (v) upon exercise of rights of warrants issued to the holders of Common Stock of the Company, or issued to acquire, or in connection with the acquisition of, all or any portion of a business as a going concern, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, or upon exercise of rights or warrants issued in a bona fide public offering pursuant to a firm commitment underwriting, but only if no adjustment is required pursuant to this Section 11.04 (without regard to subsection (i) of this Section 11.04) with respect to the transaction giving rise to such rights) for a consideration per share less than the Current Market Price per share on the date the Company fixes the offering price of such additional shares, the conversion price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the conversion price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock of the Company which the aggregate consideration received (determined as provided in subsection (f) below) for the issuance of such additional shares would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock of the Company outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made and shall become effective immediately after such an issuance is made and shall become effective immediately after such issuance.



36
(e) In case the Company shall issue any securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in subsections (b) and (c) above, or the Securities) for a consideration per share of Common Stock of the Company initially deliverable upon conversion or exchange of such securities (determined as provided in subsection(f) below) less than the Current Market Price per share in effect immediately prior to the issuance of such securities, the conversion price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the conversion price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock of the Company outstanding immediately prior to the issuance of such securities plus the number of shares of Common Stock which the aggregate consideration received (determined as provide in subsection (f) below) for such securities would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be make successively whenever such an issuance is made and shall become effective immediately after such issuance.

Upon the termination of the right to convert or exchange such securities, the conversion price shall forthwith be readjusted to such conversion price as would have obtained had the adjustments made upon the issuance of such convertible or exchangeable securities been made upon the basis of the delivery of only number of shares of Common Stock actually delivered upon conversion or exchange of such securities and upon the basis of the consideration actually received by the Company (determined as provided in subsection (f) below) for such securities.

(f) For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) above, the following shall apply:

	(i) in the case of the issuance of shares of Common Stock of the Company for cash, the consideration shall be the amount of such cash, provided that in no case shall any deductions be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

	(ii) in the case of the issuance of shares of Common Stock of the Company for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Certified Resolution which shall be filed with the Trustee and each Conversion Agent; and

	(iii) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock of the Company, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in subparagraphs (i) and (ii) of this subsection (f).

(g) For the purpose of any contemplation under subsection (b), (c), (d) and (e) above the "Current Market Price" per share at any date shall be deemed to be the average of the daily closing prices for 30 consecutive trading days commencing 45 trading days before such date. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices




37
regular way, in either case on the principal national securities exchange registered under the Securities Exchange Act of 1934 on which the Common Stock of the Company is admitted to trading or listed, or if not listed or admitted to trading on any national securities exchange, the average of the highest report bid and lowest reported asked prices as furnished by the National Quotation Bureau Incorporated or such other nationally recognized quotation service selected by the Company for the purpose, if said Bureau is not at the time furnishing quotations.

(h) In any case in which this Article 11 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such record date and before the occurrence of such event the additional shares of Common Stock of the Company issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock of the Company issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional share of Common Stock of the Company pursuant to Section 11.05; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares of Common Stock of the Company, and such cash, upon the occurrence of the event requiring such adjustment.

(i) No adjustment in the conversion price need be made unless such adjustment would require an increase or decrease of at least 25 cents in such price; provided, however, that any such adjustment which is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(j) Whenever the conversion price is adjusted as provided in this Section 11.04, the Company shall promptly file with the Trustee and each Conversion Agent (i) an Officers; Certificate in the case of an adjustment pursuant to subsection (a) of this Section 11.04, or (ii) both an Officers' Certificate and a certificate of a firm of independent public accountants, which shall conform to the provisions of Section 12.05, in the case of any other adjustment, in each case setting forth the conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which Officers' Certificate or certificate of a firm of independent public accountants, as the case may be, shall be conclusive evidence of the correctness of any such adjustment, and promptly after such filing the Company shall mail or cause to be mailed a notice of such adjustment to each Securityholder at his last address as the same appears on the Security register. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect any such certificate except to exhibit the same to any holder of Securities desiring inspection thereof.

(k) All calculations under this Article 11 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

SECTION 11.05  No Fractional Shares.

	No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Security or Securities. If the conversion of any Security or securities results in a fraction, an amount equal to such fraction multiplied by the last report sale price on the principal national securities exchange on which the Common Stock of the Company is admitted to trading or listed (or if not listed or admitted to trading on any national securities exchange, the last quoted bid price as furnished by the National Quotation Bureau Incorporated or such other nationally recognized quotation service selected by the Company for the purpose, if said Bureau is not at the time furnishing quotations) of the Common Stock of






38
the Company on the day prior to the day of conversion (or if such day is not a trading day on such exchange, on the next preceding day on which such exchange was open for business) shall be paid to such holder in cash by the Company. If more than one certificate evidencing Securities shall be surrendered for conversion at any one time by the same Holder, then the number of shares of Common Stock of the Company shall be computed on the basis of the aggregate principal amount of the Securities so surrendered.

SECTION 11.06 Effect of Reclassification, Consolidation, Merger, Sale, Lease or Conveyance.

	(a) In case of any consolidation with or merger of the Company into another corporation (other than a merger or consolidation in which the Company is the continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirely, such successor, leasing or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter to convert such Security solely into the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale, lease or conveyance.

	(b) In case of any reclassification or change of the shares of Common Stock of the Company issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in the shares of Common Stock of the Company into two or more classes or series of shares) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in the shares of Common Stock of the Company into two or more classes or series of shares), the Company shall execute with the Trustee a supplemental Indenture providing that the Holder of each Security then outstanding shall have the right thereafter to convert such Security solely into the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such reclassification, change, consolidation or merger.

	(c)     Any supplemental indenture entered into pursuant to this
Section 11.06 shall (i) where appropriate, state the conversion price in terms of one full share of Common Stock of the Company or one full share of the common stock of any successor, leasing or purchasing corporation and (ii) provide for adjustment which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 11. The Company shall cause notice of the execution of each such supplemental indenture to be mailed to each Securityholder at his address as the same appears in the Security register.














39
	(d) Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind of amount of shares of stock or securities or property or cash receivable by Securityholders upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions and shall be protected in relying upon an Officers' Certificate or a certificate of a firm of independent public accountants which shall conform to the provision of Section 12.05 with respect thereto.

	(e) The above provisions of this Section 11.06 shall similarly apply to successive reclassifications and changes of shares of Common Stock of the Company and to successive consolidations, mergers, sales or conveyances. If this Section 11.06 applies, Section 11.04 does not apply.


SECTION 11.07  Covenant to Reserve Shares.

	The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon conversion of Securities as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding Securities. The Company covenants that all shares of Common Stock which shall be so issuable shall be, when issued, duly and validly issued and fully paid and non-assessable. For purposes of this Section 11.07, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding Securities shall be computed as if at the time of computation all outstanding Securities were held by a single holder.

SECTION 11.08  Compliance with Legal and Governmental Requirements.

	Before taking any action which would cause an adjustment reducing the conversion price below the then stated or par value of the shares of Common Stock issuable upon conversion of the Securities, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted conversion price.

	Notwithstanding anything to the contrary that may be contained in this Indenture, in no event shall the conversion price be less than the then stated or par value of the shares of Common Stock issuable upon conversion of the Securities.

	The Company covenants that if any shares of Common Stock, required to be reserved for purpose of conversion of Securities hereunder, require registration with or approval of any governmental authority under any Federal or State law, or listing upon any national securities exchange, before such shares may be issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed, as the case may be.















40
SECTION 11.09  Payment of Taxes.

	The issuance of certificates for shares of Common Stock upon the conversion of Securities shall be made without charge to the converting Securityholders for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holders of the Securities converted; provided, however, that neither the Company nor any Conversion Agent shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the Security converted, and neither the Company nor any Conversion Agent shall be required to issue or deliver such certificate unless or until the person or person requested the issuance thereof shall have paid to the Company or the Conversion Agent the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 11.10  Notice of certain Events.

	In case at any time the Company shall  propose:

	(a) to take any action that would require an adjustment in the conversion price pursuant to Section 11.04; or

	(b) to effect any reclassification or change of outstanding shares of its Common Stock, or consolidation or merger, or sale, lease or conveyance of property, requiring the execution of a supplemental indenture pursuant to Section 11.06; or

	(c) to effect any liquidation, dissolution or winding-up of the Company then, and in any one or more of such cases, the Company shall cause notice thereof to be filed with the Trustee and each Conversion Agent and to be mailed to each Holder of a Security at such Holder's last address as the same appears on the Security register at least 15 days prior to the date on which (i) the books of the Company shall close, or a record date be taken, for such dividend, distribution or issuance of rights or warrants or (ii) such reclassification, change, consolidation, merger, sale, lease, conveyance, liquidation, dissolution or winding-up shall be effective, as the case may be.

SECTION 11.11  Responsibility of Trustee and Conversion Agent.

	Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Securityholder to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities of property or cash which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee or any Conversion Agent shall be responsible for any failure of the company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, subject to
Section 7.01, to comply with any of the covenants of the Company contained in this Article Eleven.









41
ARTICLE 12

MISCELLANEOUS

SECTION 12.01  Trust Indenture Act Controls.

	If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provisions shall control.

SECTION 12.02  Notices.

	Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, or first class mail, postage prepaid, (except that any notice by the Trustee to the Company of a default or an Event of Default under this Indenture shall be by registered or certified mail, postage prepaid, return receipt requested), addressed as follows:

if  to the Company:

Chock full o'Nuts Corporation
370 Lexington Avenue
New York, NY  10017
Attention:  Chairman of the Board

if  to  the Trustee:

Manufacturers Hanover Trust Company
600 Fifth Avenue
New York, NY   10020
Attention:  Corporate Trust Department

	The Company or the Trustee by notice to the other may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered, and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of address shall not be deemed to have been given until actually received by the addressee.)

	Any notice or communication mailed to a Securityholder shall be mailed to the address of such Securityholder as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

	Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect is sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

	In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice, as required by this indenture, then such method of notification as shall be make with the approval of the Trustee shall constitute a mailing of such notices.

	If the Company mails any notice or communication to Securityholders, it shall mail a copy to the Trustee and all Agents at the same time.






42
SECTION 12.03  Communications by Holders with Other Holders.


	Securityholders may communicate pursuant to TIA Section, 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 12.04  Certificate and Opinion as to Conditions Precendent.

	Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

	(1) an Officers' Certificate (which shall include the statement set forth in Section 12.05) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

	(2) an Opinion of Counsel (which shall include the statements set forth in Section 12.05) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.05  Statements Required in Certificate and Opinion.

	Each Officers' Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

	(1) a statement that the person making such certificate or opinion has read such covenant or condition;

	(2) a brief statement, as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

	(3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

	(4) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.


SECTION 12.06  When Treasury Securities Disregarded.

	In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or such obligor shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct common control with the Company or such obligor.



43
SECTION 12.07  Rules by Trustee and Agents.

	The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.

SECTION 12.08  Legal Holiday.

	A "Legal Holiday" is a Saturday, a Sunday or a day on which banks or trust companies in the city in which the Trustee is located are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 12.09  Governing Law.

	The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflicts of law.

SECTION 12.10  No Adverse Interpretation of Other Agreements.

	This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.11  No Recourse against Others.

	All liability described in Paragraph 19 of the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

SECTION 12.12  Successors.

	All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 12.13  Multiple Counterparts.

	The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 12.14  Table of Contents, Headings, etc.

	The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 12.15  Severability.

	In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall







44
not in any way be affected or impaired thereby, and Holder shall have no claim therefor against any party hereto.

	IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.


			CHOCK FULL O'NUTS CORPORATION


Attest:     /s/ MARTIN J. CULLEN___             By:___/s/ HOWARD M. LEITNER__
		SECRETARY                                 PRESIDENT


			MANUFACTURERS HANOVER TRUST COMPANY

Attest:__/s/ KATHY A. MURPHY________    By:___/s/  D. A. URSITTI, JR._____
	     ASSISTANT SECRETARY                   VICE PRESIDENT






































STATE OF NEW YORK        )
			SS:
COUNTY OF NEW YORK       )


	On the 23rd day of September, 1986, before me personally came Howard
M. Leitner, to me known, who, being by me duly sworn, did depose and say that the is the President of CHOCK FULL O'NUTS CORPORATION (the "Company"), a New York corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of the Company; that the seal affixed to said instrument is the seal of the Company; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.








			_______/s/  ROSA DURSO__________________
				    Notary Public

				ROSA DURSO
STATE OF NEW YORK     )         NOTARY PUBLIC, STATE OF NEW YORK
			SS:     NO. 43-4761049
COUNTY OF NEW YORK    )         QUALIFIED IN RICHMOND COUNTY
				CERTIFICATE FILED IN NEW YORK COUNTY
				COMMISSION EXPIRES  SEPT. 30, 1988

	On the 23rd day of September, 1986, before me personally came D.A. URSITTI, JR., to me known, who, being by me duly sworn, did depose and say that he is the VICE PRESIDENT OF MANUFACTURERS HANOVER TRUST COMPANY (the "Company"), a New York corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of the Company; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.







				______/s/  ROSA DURSO___________________
					   Notary Public

ROSA DURSO
NOTARY PUBLIC, STATE OF NEW YORK
NO.  43-4761049
QUALIFIED IN RICHMOND COUNTY
CERTIFICATE FILED IN NEW YORK COUNTY
COMMISSION EXPIRES SEPT. 30,  1988






			EXHIBIT A

[Face of Debenture]

No.                                               $


CHOCK FULL O'NUTS CORPORATION

8% CONVERTIBLE SUBORDINATED DEBENTURES
DUE SEPTEMBER 15, 2006


		CHOCK  FULL  O'NUTS  CORPORATION,  a New York corporation,
promises to pay to or registered assigns the principal sum of       Dollars,
on September 15, 2006.


Interest Payment Dates:  March 15, and September 15
Record Dates:   March 1 and September 1


		Additional provisions of this Security are set forth on other side of this Security.




Dated:
			CHOCK FULL O'NUTS CORPORATION


			By:_____________________________________


			By:_____________________________________







Certificate of  Authentication:

Manufacturers Hanover Trust Company as
Trustee, certifies that this is one of the Securities referred to in the within mentioned
Indenture.



By:____________________________________
	 Authorized Officer



[Back of Debenture]


CHOCK FULL O'NUTS CORPORATION

8% CONVERTIBLE SUBORDINATED DEBENTURES
DUE SEPTEMBER 15, 2006




	1.      INTEREST.

		CHOCK FULL O'NUTS CORPORATION, a New York corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on March 15 and September 15 of each year beginning
March 15, 1987. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September 15, 1986; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.


	2.      METHOD OF PAYMENT.

		The Company will pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders of the Securities at the close of business on the March 1 or September 1 next preceding the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check payable in such money. It may mail an interest check to a Holder's registered address.


	3.      REGISTRAR AND AGENTS.

		Initially, Manufacturers Hanover Trust Company
(the "Trustee") will act as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands. The Company may change any Registrar, co-registrar, Paying Agent, Conversion Agent and agent for service of notices and demands without notice. The Company or any of its Subsidiaries may act as Registrar, co-registrar, Paying Agent or Conversion Agent.



	4.      INDENTURE;  LIMITATIONS.


		The Company issued the Securities under an Indenture dated as of September 15, 1986 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all terms, and the Holders of the Securities are referred to the Indenture and said Act for a statement of them.


A-2
		The Securities are general unsecured obligations of the Company limited to 57,500,000 principal amount. The Indenture does not limit in any manner the incurrence by the Company of other debt, secured or unsecured. The Indenture imposes certain limitations on the ability of the Company to, among other things, make payments in respect of its Capital Stock, merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of its properties or assets.

	5.      OPTIONAL REDEMPTION.

		The Company may, at its option, redeem the Securities, in whole or from time to time in part (except that the Securities may not be so redeemed prior to September 15, 1988 unless the closing price per share of Common Stock of the Company on each of any 20 trading days within a period of 30 consecutive trading days ending not more 5 days prior to the date upon which notice of redemption is first mailed is at least 150% of the conversion price in effect on such day) at the following redemption prices, expressed as percentages of the principal amount, if redeemed during the 12 months beginning September 15 of the years indicated below, plus accrued interest to the Redemption Date.

Year            Percentage      Year                    Percentage

1986            108.000%        1991                    104.000%
1987            107.200%        1992                    103.200%
1988            106.400%        1993                    102.400%
1989            105.600%        1994                    101.600%
1990            104.800%        1995                    100.800%
				1996 and
				     thereafter         100.000%

	6.      MANDATORY REDEMPTION.

		The Company will redeem, on September 15, 1996 and on each September 15 thereafter through and including September 15, 2005, 7.5% of the principal amount of Securities originally issued, at a redemption price of 100% of principal amount, plus accrued interest to the Redemption Date. The Company may reduce the principal amount of Securities to be redeemed pursuant to this paragraph 6 by subtracting 100% of the principal amount of any Securities that the Company had delivered to the Trustee for cancellation or redeemed otherwise than pursuant to this paragraph 6. The Company may so subtract the same Security only once.

	7.      NOTICE OF REDEMPTION.

		Notice of redemption will be mailed at least 15 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1000 may be redeemed in part, but only in whole multiples of $1000. On and after the Redemption Date interest ceases to accrue on Securities or portions of them called for redemption.

	8.      CONVERSION.

		A Holder of a Security may convert such Security into Common Stock of the Company at any time before the close of business on September 15, 2006. If the Security is called for redemption, the Holder may convert it at any time before the close of business on the Business Day prior to the date fixed for such redemption. The initial conversion price is $10.20 per share, subject to adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal





A-3
amount to be converted by the conversion price in effect on the conversion date. The Company will deliver a check for any fractional share.

		To convert a Security, a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax if required. No adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion, provided, however, that if a Security is surrendered for conversion after the record date for a payment of interest and on or before the interest payment date, then, notwithstanding such conversion, the interest falling due on such interest payment date will be paid to the Person in whose name the Security is registered at the close of business on such record date. A Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000.

		If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the right to convert a Security into Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another.

	9.      SUBORDINATION.

		This Security is subordinated to all Senior Indebtedness of the Company. To the extent and in the manner provided in the Indenture, Senior Indebtedness must be paid before any payment may be made to any Holders of Securities. Any Securityholder by accepting this Security agrees to the subordination and authorized the Trustee to give it effect.

		In addition to all other rights of Senior Indebtedness described in the Indenture, the Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

	10.     DENOMINATIONS, TRANSFER, EXCHANGE.

		The Securities are in registered form without coupons in denominations of $1000 and integral multiples of $1000. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or register the transfer of or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

	11.     PERSONS DEEMED OWNERS.

		The registered Holder of a Security may be treated as the owner of it for all purposes.

	12.     UNCLAIMED MONEY.

		If money for the payment of principal or interest on any Securities remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders must look to the Company for payment.







A-4
	13.     DISCHARGE PRIOR TO REDEMPTION OR MATURITY.

		The Indenture will be discharged and canceled except for certain sections thereof upon payment of all the Securities, or upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations maturing on or before such payment date or Redemption Date, sufficient to pay principal, premium, if any, and interest on such payment or redemption.

	14.     AMENDMENT AND WAIVER.

		Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of or notice of any Securityholder, the Company may amend the Indenture or the Securities to, among other things, provide for uncertificated Securities, to cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Securityholder.

	15.     SUCCESSORS.

		When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

	16.     DEFAULTS AND REMEDIES.

		If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.
The Trustee may withhold from Holders of Securities notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of Default.

	17.     OFFER TO PURCHASE.

		If the Company's Consolidated Net Worth at the end of each of any two consecutive fiscal quarters is less than 50% of the Consolidated Net Worth of the Company on July 31, 1986, then the Company will be required to make an offer to acquire on the last day of the fiscal quarter next following such second fiscal quarter 7.5% of the aggregate principal amount of Securities originally issued (or such lesser amount as may be outstanding at that time), at a purchase price of 100% of their principal amount plus accrued interest to the date of payment. The failure to meet the minimum required Consolidated Net Worth at the end of any fiscal quarter may only be counted once toward the Company's requirement to make such an offer.

	18.     TRUSTEE DEALINGS WITH THE COMPANY.

		Manufacturers Hanover Trust Company, the Trustee under the
Indenture, in its individual or any other   capacity, may make loans to,
accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee.




A-5
	19.     NO RECOURSE AGAINST OTHERS.

		No stockholder, director, officer or incorporator, as such, past, present or future, of the Company or any successor corporation shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

	20.     AUTHENTICATION.

		This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

	21.     ABBREVIATIONS.

		Customary abbreviations may be used in the name of a Securityholder or any assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenant by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A/ (= Uniform Gifts to Minors Act).

		The Company will furnish to any Securityholder upon written
request and without charge a copy of the Indenture.   It also will furnish
the text of this Security in larger type.  Requests may be made to:
CHOCK FULL O'NUTS CORPORATION,
370 Lexington Avenue,
New York, New York  10017,
Attention:  Secretary





























A-6



OPTION OF HOLDER TO ELECT PURCHASE


		If you want to elect to have this Security purchased by the Company pursuant to Section 4.08 of the Indenture, check the box: ___


		If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.08 of the Indenture, state the amount (which must be a minimum of $1,000 or any multiple of $1,000):
$__________________.

DATE:_______________________   Your Signature:__________________________
				(Sign exactly as your name appears on
				the other side of this Security)




Signature Guarantee:___________________________________________________





CONVERSION NOTICE


		To convert this Security into Common Stock of the Company, check the box:___

		To convert only part of this Security, state the amount (which must be a minimum of $1,000 or any multiple of $1,000):
$___________________________________________.

		If you want the stock certificate made out in another person's name, fill in the form below:


_____________________________________________________________________
(Insert other person's social security or tax I.D. no.)

_____________________________________________________________________
(Print or type other person's name, address and zip code)

_____________________________________________________________________

_____________________________________________________________________




Date:________________________   Your Signature:________________________
				(Sign exactly as your name appears on
				the other side of this Security)

A-7

ASSIGNMENT FORM

If you the Holder want to assign this Security, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Security to

- - --------------------------------------------------------------------------
- - --------------------------------------------------------------------------
	(Insert assignee's social security or tax ID number)
- - --------------------------------------------------------------------------
- - -------------------------------------------------------------------------
- - -------------------------------------------------------------------------
- - -------------------------------------------------------------------------
- - -------------------------------------------------------------------------
- - -------------------------------------------------------------------------
- - -------------------------------------------------------------------------
	(Print or type assignee's name, address and zip code)

- - -------------------------------------------------------------------------
and irrevocably appoint
- - -------------------------------------------------------------------------
- - -------------------------------------------------------------------------
- - -------------------------------------------------------------------------

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

- - -------------------------------------------------------------------------

Date:__________________________  Your signature:_________________________
				(Sign exactly as your name appears
				on the other side of this Security)



Signature Guarantee:______________________________________________________
























		INSTRUMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of August 9, 1993, among Chock full O'Nuts Corporation, a corporation duly organized and existing under the laws of the State of New York, having its principal office at 370 Lexington Avenue, New York,
New York, 10017 (the "Company"), Chemical Bank, successor by merger to Manufacturers Hanover Trust Company, a banking corporation duly organized and existing under the laws of the State of New York, having its principal
corporate trust office at 450 West 33rd Street, New York, New York   10001
(the "Resigning Trustee"), and Liberty Bank and Trust Company of Oklahoma City, National Association, a national banking association duly organized and existing under the laws of the United States of America having its principal corporate trust office at 100 N. Broadway, Oklahoma City,
OK   73102 (the "Successor Trustee");


RECITALS

		There are presently issued and outstanding
$43,268,000.00 in aggregate principal amount of the Company's 8% Convertible Subordinated Debentures due September 15, 2006 (the "Securities") under an Indenture, dated as of September 15, 1986 (the "Indenture"), between the Company and the Resigning Trustee.

		The Resigning Trustee wishes to resign as Trustee, Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands under the Indenture; the Company wishes to appoint the Successor Trustee to succeed the Resigning Trustee as Trustee, Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands under the Indenture; and the Successor Trustee wishes to accept such appointment as Trustee, Registrar, Paying Agent, Conversion Agent and agent for service of otices and demands under the Indenture.

		NOW THEREFORE, the Company, the Resigning Trustee and the Successor Trustee agree as follows:


ARTICLE ONE
THE RESIGNING TRUSTEE


		Section 101. Pursuant to Section 7.08 of the Indenture, the Resigning Trustee hereby confirms previous notification to the Company that the Resigning Trustee is hereby resigning as Trustee under the Indenture.












- - -2-


		Section 102. The Resigning Trustee hereby represents and warrants to the Successor Trustee that:

	(a) To the best of the knowledge of the Responsible Officers of the Resigning Trustee assigned to its Corporate Trust Department, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing under the Indenture.

	(b) No covenant or condition contained in the Indenture has been waived by the Resigning Trustee or by the Holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effect any such waiver.

	(c) There is no action, suit or proceeding pending or, to the best of the knowledge of the Responsible Officers of the Resigning Trustee assigned to its Corporate Trust Department, threatened against the Resigning Trustee before any court or governmental authority arising out of any action or omission by the Resigning Trustee as Trustee under the Indenture.

		Section 103. The Resigning Trustee hereby assigns, transfers, delivers and confirms to the Successor Trustee all right, title and interest of the Resigning Trustee in and to the trust under the Indenture and all the rights, powers and trusts of the Trustee under the Indenture.
The Resigning Trustee shall execute and deliver such further instruments and shall do such other things as the Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in the Successor Trustee all the rights, trusts and powers hereby assigned, transferred, delivered and confirmed to the Successor Trustee.

		Section 104. The Resigning Trustee hereby resigns as Paying Agent, Registrar, Conversion Agent, agent for service of notices and demands and as the Office or agency maintained by the Company pursuant to the terms of the Indenture.


















- - -3-

ARTICLE TWO
THE COMPANY

		Section 201. The Secretary or Assistant Secretary or the Company attesting to the execution of this Instrument by the Company hereby certifies that annexed hereto marked Exhibit A is a copy of Board Resolutions duly adopted by the Board of Directors of the Company, and in full force and effect on the date hereof authorizing certain officers of the Company to: (a) accept the Resigning Trustee's resignation as Trustee, Registrar, Paying Agent, Conversion Agent, agent for service of notices and demands and as the Company's office or agency; (b) appoint the Successor Trustee as Trustee, Registrar, Paying Agent, Conversion Agent, agent for service of notices and demands and as the Company's office or agency; and (c) execute and deliver such agreements and other instruments as may be necessary or desirable to effectuate the succession of the Successor Trustee under the Indenture.


		Section 202. The Company hereby appoints the Successor Trustee as Trustee under the Indenture and confirms to the Successor Trustee all the rights, powers and trusts of the Trustee under the indenture. The Company shall execute and deliver such further instruments and shall do such other things as the Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in the Successor Trustee all the rights, trusts and powers hereby assigned, transferred, delivered and confirmed to the Successor Trustee.

		Section 203. The Company hereby appoints the Successor Trustee as Registrar, Paying Agent, Conversion Agent, agent for service of notices and demands and as the Company's office or agency maintained pursuant to the terms of the Indenture.















- - -4-

ARTICLE THREE
THE SUCCESSOR TRUSTEE


		Section 301. The Successor Trustee hereby represents and warrants to the Resigning Trustee and to the Company that the Successor Trustee is qualified and eligible under the provisions of Section 7.10 of the Indenture to act as Trustee under the Indenture.

		Section 302. The Successor Trustee hereby accepts its appointment as Trustee under the Indenture and shall hereby be vested with all the rights, powers, trusts and duties of the Trustee under the Indenture.


		Section 303. The Successor Trustee hereby accepts its appointment as Registrar, Paying Agent, Conversion Agent, agent for service of notices and demands and as Company's office or agency maintained pursuant to the terms of the Indenture.

ARTICLE FOUR
MISCELLANEOUS

		Section 401. Except as otherwise expressly provided or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

		Section 402. This instrument and the resignation, appointment and acceptance effected hereby shall be effective as of the opening of business on the date first above written upon the execution and delivery hereof by each of the parties hereto.

		Section 403. Notwithstanding the resignation of the Resigning Trustee effected hereby, the Company shall remain obligated under
Section 7.07 of the Indenture to compensate, reimburse and indemnify the Resigning Trustee in connection with its trusteeship under the Indenture.

		Section 404. This Instrument shall be governed by and construed in accordance with the laws of the jurisdiction which govern the Indenture and its construction.

		Section 405. This Instrument may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

		IN WITNESS WHEREOF, the parties hereby have caused this Instrument of Resignation, Appointment and Acceptance to be duly executed and their respective seals to be affixed hereunto and duly attested all as of the day and year first above written.
- - -5-

[Corporate Seal]

					   CHOCK FULL O'NUTS CORPORATION


					 By_____________________________
						  Name:  Howard Leitner
						  Title: President


Attest:



___________________________
Secretary


					 CHEMICAL BANK

[Corporate Seal]


					 By_____________________________
						  Name:  G.K. Burke
						  Title: Vice President


Attest:




______________________________
Assistant Trust Officer

					 LIBERTY BANK AND TRUST COMPANY
					 OF OKLAHOMA CITY, NATIONAL
					 ASSOCIATION

[Corporate Seal]


					 By_______________________________
						  Name:   Jake Riley
						  Title:  Senior Vice President

Attest:



_______________________
Assistant Secretary




- - -6-


STATE OF NEW YORK  )
		   )  SS:
COUNTY OF NEW YORK )

		On the 11th day of June, 1993, before me personally came Howard Leitner, to me known, who, being by me duly sworn, did depose and say that he resides at Chappaqua, NY; that he is a president of Chock Full O'Nuts Corporation, corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to the authority of the Board of Directors of said corporation; and that he signed his name thereto pursuant to like authority.



					 ____________________________
					 Notary Public





STATE OF NEW YORK  )
		   ) SS:
COUNTY OF NEW YORK )


	On the 13th day of April, 1993, before me personally came G.K.
Burke, to me known who, being by me duly sworn, did depose and say that he resides at 489 Hoyt Street, Darien, CT 06820; that he is a Vice President of Chemical Bank, a corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixe d to said instrument is such corporate seal; that it was so affixed pursuant to the authority of the Board of Directors of said corporation; and that he signed his name thereto pursuant to like authority.




					 ____________________________
					 Notary Public









- - -7-


STATE OF OKLAHOMA   )
		    )    SS:
COUNTY OF OKLAHOMA  )



	On the 16th day of July, 1993, before me personally came
Jake L. Riley, to me known, who, being by me duly sworn, did depose and say that he is a Senior Vice President of Liberty Bank and Trust Company of Oklahoma City, National Association, a national banking association described in and which executed the above instrument; that he knows the seal of said association; that the seal affixed to said instrument is such seal; that it was so affixed pursuant to the authority of the Board of Directors of said association; and that he signed his name thereto pursuant to like authority.





					 ____________________________
					 Notary Public






























- - -8-


								EXHIBIT A



BOARD RESOLUTIONS



The following is a true copy of resolutions duly adopted on April 29, 1993, by the Board of Directors of Chock Full O'Nuts Corporation.

	"RESOLVED, that any officer of this Company is hereby authorized to accept the resignation of Chemical Bank, successor by merger to Manufacturers Hanover Trust Company, as Trustee, Registrar, Paying Agent, Conversion Agent, agent for service of notices and demands and as Company's office or agency under the Company's Indenture, dated as of September 15, 1986, and to appoint Liberty Bank and Trust Company of Oklahoma City as Successor Trustee under said Indenture and as this Company's agent for the service of notices and demands in connection with the securities issued under said Indenture; and


	FURTHER RESOLVED, that any officer of this Company is hereby authorized to enter into such agreements and other instruments as may be necessary or desirable to effectuate the appointment of said Successor Trustee under said Indenture."